CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Air Brook Airport Express, Inc. (the "Company") on form 10-QSB for the quarter ended April 30, 2005 as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Donald M. Petroski, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


June 14, 2005                    /s/ Donald M. Petroski
                                 -----------------------------------------------
                                 DONALD M. PETROSKI, Chief Executive Officer,
                                 President, Chief Financial Officer and Director